UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2013

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

748 S Meadow Parkway
Reno, Nevada	89512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 261-2229

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On July 29, 2013, Gryphon Gold Corporation (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 (“Chapter 11”) of Title 11 of the United States Bankruptcy Code (“Bankruptcy Code”). The Chapter 11 case is being administered under the caption “In re Gryphon Gold Corporation,” Case No. 13-51496. The Company remains in possession of its assets and continues to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

On July 30, 2013, the Company issued a press release regarding the filing of the Chapter 11 case. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION
(Registrant)

Dated: July 30, 2013	By:	/s/ William B. Goodhard
	Name:	William B. Goodhard
	Title:	Interim Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 30, 2013.